LEGG MASON PARTNERS TRUST II

SUPPLEMENT DATED DECEMBER 26, 2006

TO THE

PROSPECTUS OF

LEGG MASON PARTNERS GLOBAL EQUITY FUND

DATED MAY 1, 2006, AS AMENDED DECEMBER 1, 2006

The following information supplements and supersedes any contrary information contained under the section titled “Management”:

Effective December 21, 2006, the portfolio managers responsible for the day-to-day management of the fund are Charles F. Lovejoy, Michael P. McElroy and Charles Ko.

Michael P. McElroy, CFA

Mr. McElroy is a Director of Batterymarch Financial Management, Inc.’s (“Batterymarch”) Global Equities investment team and a Senior Portfolio Manager, joining Batterymarch in 2006. Mr. McElroy was previously at Citigroup Asset Management in London, where he held senior-level responsibilities related to portfolio management, marketing and client service. Mr. McElroy has 17 years of investment experience.

Charles Ko, CFA

Mr. Ko is a Co-Director of Batterymarch’s US Equities investment team and a Senior Portfolio Manager. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. Mr. Ko was named co-director of Batterymarch’s US Equities investment team in 2006. Mr. Ko has eight years of investment experience.

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